SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is April 10, 2018.

MFS® New Discovery Fund

Effective immediately, the "Ticker Symbol Table" is restated in its entirety as follows:
CLASS	TICKER SYMBOL
Class A	MNDAX
Class T (Currently Not Offered)	N/A
Class B	MNDBX
Class C	MNDCX
Class I	MNDIX
Class 529A1	EANDX
Class 529B1	EBNDX
Class 529C1	ECNDX
Class R1	MNDGX
Class R2	MNDRX
Class R3	MNDHX
Class R4	MNDJX
Class R6	MNDKX

1 On April 10, 2018, the Board of Trustees of the fund approved the termination of Class 529A, Class 529B, and Class 529C shares of the fund on or before April 27, 2018.
Effective immediately, the following is added after the third paragraph in the sub-section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information," after the second paragraph under the main heading entitled "Description of Share Classes," and after the fourth paragraph under the sub-section entitled "How to Purchase Shares" under the main heading entitled "How to Purchase, Redeem, and Exchange Shares":
On April 10, 2018, the Board of Trustees of the fund approved the termination of Class 529A, Class 529B, and Class 529C shares of the fund on or before April 27, 2018.

1034156                                1                                  NDF-SUP-I-041018